UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 5, 2020

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

160 Rio Robles , San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 5, 2020, Maxim Integrated Products, Inc., a Delaware corporation (“Maxim” or the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). Of the 267,401,522 shares of our common stock outstanding as of the record date of September 11, 2020, 229,831,438 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 86% of the outstanding shares of common stock. At the Annual Meeting, the stockholders of the Company (a) elected each of the nine (9) director nominees proposed by the board of directors of the Company and (b) approved and ratified proposal nos. 2 and 3 as submitted for a stockholder vote at the Annual Meeting and described below.

With respect to each such matter, set forth below are, to the extent applicable, the number of votes cast for or against, the number of abstentions, and the number of broker non-votes:

Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William P. Sullivan	204,866,171	1,204,610	176,798	23,583,859
Tunç Doluca	204,186,531	1,914,496	146,552	23,583,859
Tracy C. Accardi	203,942,435	2,132,417	172,727	23,583,859
James R. Bergman	195,860,793	10,167,232	219,554	23,583,859
Joseph R. Bronson	198,840,652	7,185,956	220,971	23,583,859
Robert E. Grady	199,631,448	6,182,938	433,193	23,583,859
Mercedes Johnson	204,847,998	1,225,931	173,650	23,583,859
William D. Watkins	201,403,358	4,412,343	431,878	23,583,859
MaryAnn Wright	203,820,683	2,254,057	172,839	23,583,859

Proposal No. 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as Maxim’s Independent Registered Public Accounting Firm for the fiscal year ending June 26, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
229,625,978	103,817	101,643	0

Proposal No. 3 - Non-binding advisory vote to approve the compensation of Maxim’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,315,801	9,662,310	269,468	23,583,859

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 10, 2020

MAXIM INTEGRATED PRODUCTS, INC.

By:/s/ Mark Casper
Name: Mark Casper
Title: Vice President, General Counsel and Corporate Secretary